[USAA                         USAA INVESTMENT TRUST
EAGLE                      CORNERSTONE STRATEGY FUND
LOOG]
                       SUPPLEMENT DATED FEBRUARY 22, 2002
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2001


On April 22, 2002, the Cornerstone Strategy Funds investment target ranges will be revised in accordance with action taken by the Board of Trustees at its meeting on February 20, 2002. The new target ranges are as follows:

                                                    PERCENTAGE TARGET RANGE
                                                          OF NET ASSETS

        INVESTMENT CATEGORY                           OLD              NEW
       U.S. Stocks                                   25-55%           15-70%
       International Stocks                          25-35%            5-30%
       U.S. Government Securities                    15-30%            5-50%
       Real Estate Securities                         5-20%            5-20%
       Precious Metals and Minerals Securities        0-10%            0-10%

The Funds portfolio will be adjusted to the new target ranges at any time within 45 days after April 22, 2002. The 45-day period to adjust the portfolio is intended to minimize portfolio disruption and permit the Fund to purchase and sell securities at the most advantageous prices.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     40919-0202

[USAA         NOTICE TO SHAREHOLDERS OF THE CORNERSTONE STRATEGY FUND
EAGLE              REVISION OF INVESTMENT CATEGORY TARGET RANGES
LOGO]

USAA Investment Management Company ("IMCO") established this Fund in 1984 as an asset allocation fund designed to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders capital. Using preset target ranges, the Fund's assets are invested mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and to a much lesser extent in U.S. government securities. IMCO now believes it is in the best interests of shareholders to move toward a more active asset allocation process between fund investment categories. This has caused us to reevaluate the Cornerstone Strategy Fund's target ranges. By more proactively allocating the mix of investment categories as well as continuing to actively manage the securities comprising each category, IMCO believes it can react more quickly to short-term market conditions, which will enhance long-term fund performance.

To accomplish this approach, IMCO believes it is in the best interests of the Cornerstone Strategy Fund's shareholders to (1) broaden the target ranges of the U.S. Government Securities and U.S. Stocks categories to permit more proactive allocations between stocks and fixed income securities; and (2) modify the target range of the International Stocks category in a way that will generally reduce, but certainly not eliminate, the Fund's investments in international equity markets.

The old and new target ranges are as follows:

                                                    PERCENTAGE TARGET RANGE
                                                         OF NET ASSETS

       INVESTMENT CATEGORY                             OLD           NEW
    ===========================================================================
     U.S. Stocks                                      25-55%        15-70%
     International Stocks                             25-35%         5-30%
     U.S. Government Securities                       15-30%         5-50%
     Real Estate Securities                            5-20%         5-20%
     Precious Metals and Minerals Securities           0-10%         0-10%

The prospectus states that the Board of Trustees may revise the target ranges upon 60 days' prior written notice to shareholders. IMCO recommended to your Fund's Board of Trustees that the target ranges for the U.S. stocks, U.S. government, and international stocks investment categories be changed as discussed above. At its meeting on February 20, 2002, the Board of Trustees accepted and approved this recommendation to be effective on April 22, 2002.

The Funds portfolio will be adjusted to the new target ranges at any time within 45 days after April 22, 2002. The 45-day period to adjust the portfolio is intended to minimize portfolio disruption and permit the Fund to purchase and sell securities at the most advantageous prices.


             THE NEW TARGET RANGES AND PORTFOLIO MANAGEMENT CHANGES
              FOR THE CORNERSTONE STRATEGY FUND AS SET FORTH ABOVE
                      WILL BE EFFECTIVE ON APRIL 22, 2002.

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40906-0202